INVESTMENT TRUST AGREEMENT
                                      UNDER THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN

                            (as effective January 1, 1993)







                                  TABLE OF CONTENTS

          ARTICLE I      PURPOSE  . . . . . . . . . . . . . . . . . . .   3

          ARTICLE II     CONSTRUCTION . . . . . . . . . . . . . . . . .   4

               SECTION 2.1.   GENERAL.  . . . . . . . . . . . . . . . .   4
               SECTION 2.2.   APPLICABLE LAW  . . . . . . . . . . . . .   5

          ARTICLE III    ASSETS AND INVESTMENTS . . . . . . . . . . . .   5

               SECTION 3.1.   TRUST . . . . . . . . . . . . . . . . . .   5
               SECTION 3.2.   INVESTMENT OF THE TRUST.  . . . . . . . .   6
               SECTION 3.3.   TRANSFERS BETWEEN FUNDS . . . . . . . . .   9

          ARTICLE IV     DUTIES AND POWERS  . . . . . . . . . . . . . .   9

               SECTION 4.1.   DUTIES  . . . . . . . . . . . . . . . . .   9
               SECTION 4.2.   POWERS OF TRUSTEE.  . . . . . . . . . . .  11
               SECTION 4.3.   VOTING OF NATIONSBANK COMMON STOCK AND
                              TENDER OFFERS . . . . . . . . . . . . . .  13

          ARTICLE V      VALUATION OF ASSETS AND ACCOUNTING . . . . . .  14

               SECTION 5.1.   VALUATION OF ASSETS . . . . . . . . . . .  14
               SECTION 5.2.   ACCOUNTINGS . . . . . . . . . . . . . . .  15

          ARTICLE VI     AMENDMENT AND MERGER . . . . . . . . . . . . .  15

               SECTION 6.1.   RESERVATION OF RIGHT TO AMEND AND
                              RESTRICTIONS THEREON  . . . . . . . . . .  15
               SECTION 6.2.   AMENDMENT PROCEDURE . . . . . . . . . . .  15
               SECTION 6.3.   MERGER OR CONSOLIDATION . . . . . . . . .  16

          ARTICLE VII    RESIGNATION, REMOVAL AND SUCCESSOR TRUSTEE . .  16

               SECTION 7.1.   RESIGNATION OF TRUSTEE  . . . . . . . . .  16
               SECTION 7.2.   REMOVAL OF TRUSTEE  . . . . . . . . . . .  16
               SECTION 7.3.   SUCCESSOR TRUSTEE . . . . . . . . . . . .  16

          ARTICLE VIII   INDEPENDENT AGENT AND ANCILLARY TRUSTEES . . .  17

               SECTION 8.1.   INDEPENDENT AGENT . . . . . . . . . . . .  17
               SECTION 8.2.   ANCILLARY TRUSTEES  . . . . . . . . . . .  17

          ARTICLE IX     MISCELLANEOUS  . . . . . . . . . . . . . . . .  18

               SECTION 9.1.   TRUSTEE COMPENSATION AND EXPENSES . . . .  18
               SECTION 9.2.   TAXES . . . . . . . . . . . . . . . . . .  18
               SECTION 9.3.   OTHER ADMINISTRATIVE EXPENSES . . . . . .  18
               SECTION 9.4.   RECORDS . . . . . . . . . . . . . . . . .  19
               SECTION 9.5.   ACCEPTANCE BY TRUSTEE . . . . . . . . . .  19
               SECTION 9.6.   AGREEMENT BINDING . . . . . . . . . . . .  19
               SECTION 9.7.   GENERAL RESTRICTIONS  . . . . . . . . . .  19







                              INVESTMENT TRUST AGREEMENT
                                      UNDER THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN

                            (as effective January 1, 1993)

               THIS INVESTMENT TRUST AGREEMENT, made and entered into as of the 31st day of December, 1992, by and between NATIONSBANK

          CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking associa-

          tion with its principal office and place of business in Char-lotte, North Carolina (the "Trustee");

                                 Statement of Purpose
               Prior to December 31, 1991, NationsBank (then named "NCNB

          Corporation") and C&S/Sovran Corporation ("C&S/Sovran") were unrelated corporations. On December 31, 1991, NationsBank and

          C&S/Sovran merged through a transaction in which the common and preferred stock of C&S/Sovran was exchanged for common and preferred stock in NationsBank.
               At the time of the merger, NationsBank sponsored the NCNB

          Corporation and Designated Subsidiaries Stock/Thrift Plan, a tax-qualified defined contribution plan (the "NationsBank Plan"), and

          C&S/Sovran sponsored the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan, a tax-qualified defined contribution plan

          (the "C&S/Sovran Plan"). Since the merger, the NationsBank Plan and the C&S/Sovran Plan have continued as separate plans for their respective covered employees.
               The NationsBank Plan is a profit-sharing savings plan under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Internal Revenue Code, and

          NationsBank and the other participating employers make matching contributions in NationsBank common stock or in cash used to purchase such common stock. The NationsBank Plan and the Trust for its assets are currently set forth in an Agreement dated

          January 1, 1991 between NationsBank and NationsBank of North Carolina, N.A., as Trustee, as subsequently amended.

               The C&S/Sovran Plan consists (i) in part of a profit-sharing savings plan, under which participating employees make pre-tax savings contributions pursuant to Section 401(k) and the partici-pating employers make cash matching contributions that are invested pursuant to participant direction, and (ii) in part of an "employee stock ownership plan" within the meaning of Section

          4975(e)(7) of the Code (an "ESOP") under which the participating employers contribute cash to provide matching contributions in the form of common stock and in the form of preferred stock acquired by the ESOP through an "exempt loan" under Section 4975.

          The C&S/Sovran Plan is currently set forth in an Instrument of C&S/Sovran dated July 23, 1991 as subsequently amended. The

          Investment Trust which holds the assets of the profit-sharing savings portion of the C&S/Sovran Plan is currently set forth in a Trust Agreement dated July 23, 1991 between C&S/Sovran and the trustees thereunder, and the ESOP Trust which holds the assets of the ESOP portion of the C&S/Sovran Plan is currently set forth in a Trust Agreement dated June 14, 1989 between C&S/Sovran and

          State Street Bank and Trust Company as trustee, as subsequently amended.

               The C&S/Sovran Plan will merge with and into the NationsBank Plan effective January 1, 1993. The resulting plan will be named

          "The NationsBank Retirement Savings Plan" and will consist of two components: a profit-sharing savings plan under which partici-

          pating employees make pre-tax savings contributions pursuant to
          Section 401(k), and an ESOP under which NationsBank and the other participating employers make their matching contributions. As a part of the merger, the ESOP Trust for the C&S/Sovran Plan will become the ESOP Trust for the NationsBank Plan and hold the assets of the ESOP portion of the NationsBank Plan, and the

          Investment Trust for the C&S/Sovran Plan will merge with and into the Trust for the NationsBank Plan to form the Investment Trust that will hold the assets of the non-ESOP portion of the Nations-Bank Plan.

               This Investment Trust Agreement sets forth the terms and provisions of the Investment Trust (hereinafter referred to as the "Trust") for the NationsBank Plan.  Simultaneously herewith,

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          NationsBank is amending and restating the NationsBank Plan effective January 1, 1993 to set forth the terms and provisions of the NationsBank Plan as merged with the C&S/Sovran Plan, and the said Trust Agreement with State Street Bank and Trust Company is being amended and restated to constitute the ESOP Trust for the NationsBank Plan.

               NOW, THEREFORE, the parties hereto hereby agree that the Trust for the NationsBank Plan is amended and restated effective as of January 1, 1993 as its "Investment Trust," and shall consist of the following Articles I through IX:

                                      ARTICLE I
                                       PURPOSE

               The terms and provisions of this Investment Trust Agreement govern a Trust established and existing under The NationsBank

          Retirement Savings Plan (the "Plan") and referred to in the Plan as the "Investment Trust." This Trust represents the merger effective January 1, 1993 of (i) the "Investment Trust" main-tained under and as a part of the C&S Sovran Retirement Savings,

          ESOP and Profit Sharing Plan with and into (ii) the trust main-tained under and as a part of the NationsBank Corporation and

          Designated Subsidiaries Stock/Thrift Plan and Trust. This Trust is a part of the Plan and shall be maintained for the exclusive benefit of the Participants and their Beneficiaries, as provided in the Plan, for the purpose of (i) continuing to hold and invest the assets of the Trust on the date hereof, (ii) receiving, holding and investing contributions by the Participating Employ-

          ers to the Trust hereinafter made from time to time under the Plan and (iii) distributing to the Participants and their Benefi-

          ciaries the assets of this Trust as provided in the Plan. This Trust shall be irrevocable, and it shall be impossible for any part of the assets of the Trust to be diverted to or used for purposes other than the exclusive benefit of the Participants or their Beneficiaries except as provided in the Plan or the Trust and permitted qualified plans and trusts under the Act and the

          Code; provided, that subject to the foregoing, NationsBank shall

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          have the right to alter, modify, amend or terminate this Trust or this Investment Trust Agreement at any time.

                                      ARTICLE II
                                     CONSTRUCTION

               SECTION 2.1.  GENERAL.
               (a)  Construction.  In the construction of this Investment

          Trust Agreement, reference is made to the definitions, terms and provisions of the Plan as set forth in the Plan, as the same may be amended from time to time, and the terms used in this Invest-ment Trust Agreement shall have the same meanings as given the terms in the Plan unless the context clearly indicates otherwise. Whenever used in this Investment Trust Agreement, unless the context clearly indicates otherwise, the singular shall include the plural and the plural the singular. The conjunction "or"

          shall include both the conjunctive and the disjunctive, and the adjective "any" shall mean one or more or all. References to the masculine gender are for convenience of expression only and shall refer to the other genders as well. Article, section and para-

          graph headings have been inserted for convenience of reference only and are to be ignored in any construction of the provisions of this Investment Trust Agreement. If any provision of this Investment Trust Agreement, as amended from time to time, shall be for any reason invalid or unenforceable, the remaining provi-sions shall nevertheless be valid, enforceable and fully effec-

          tive.
               (b)  Intent.  It is the intent of the Participating Employ-

          ers that the Plan shall at all times be a qualified plan under
          Section 401(a) of the Code and that the Trusts, including this

          Trust, shall at all times be exempt from taxation under Section 501(a) of the Code. It is also the intent of the parties that:

                    (i) The Plan other than the portion constituting the ESOP shall continue to be a "profit-sharing plan" within the meaning of Section 401(a) of the Code; and

                   (ii) The portion of the Plan constituting the ESOP shall at all times be a stock bonus "employee stock ownership plan" within the meaning of Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code.

          The provisions of this Investment Trust Agreement, which forms a part of the non-ESOP portion of the Plan, shall be construed and interpreted to effectuate such intent.
               SECTION 2.2.  APPLICABLE LAW.  This Investment Trust Agree-

          ment and the Trust herein provided for shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable and, to the extent such laws are not applicable, by the laws of the State of North Carolina.
                                     ARTICLE III

                                ASSETS AND INVESTMENTS
               SECTION 3.1.  TRUST.

               (a) Purpose. All the assets of the Plan that are held in this Trust shall be administered to provide for the payment of benefits as provided in the Plan. In no event shall the assets of the Trust be paid to, used for, or revested in the

          Participating Employers or used for or diverted to any purpose whatsoever other than the exclusive benefit of the Participants or their Beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust except as follows:

                    (i) In the case of a contribution under the Plan made by the Participating Employers by a mistake of fact, such contribution shall be returned to the Par-ticipating Employers, reduced by any losses attribut-able thereto but without any interest or other incre-ment thereon, as soon as practicable but not later than one (1) year after payment thereof.

                   (ii) Each contribution that is made under the Plan by the Participating Employers is hereby conditioned upon its deductibility by the Participating Employers under Section 404 of the Code. If a Participating Employer contribution is not so deductible, then to the extent such deduction is disallowed such contribution, reduced by any losses attributable thereto but without interest or other increment thereon, shall at the Participating Employers' election be returned to the Participating Employers as soon as practicable but not later than one (1) year after the disallowance of the deduction.

               (b) Funds Under Trust. The Trust under this Investment Trust Agreement shall be held, administered and invested by the

          Trustee as (i) separate investment funds consisting of the NationsBank Common Stock Fund and the other Funds in effect from time to time as provided in Article XII of the Plan and (ii) such other investments as are in effect from time to time for certain

          Accounts with earmarked or segregated investments pursuant to Articles XII and XVI of the Plan.

               (c) Distributions by Trustee. The Trustee shall make dis-tributions from the Trust only pursuant to the written direction of the Committee except for ordinary expenses of the adminis-tration of the Trust.

               SECTION 3.2.  INVESTMENT OF THE TRUST.
               (a)  Investment of Assets of Funds.  Subject to the provi-

          sions of Section 3.2(b), the Trustee shall cause all of the assets constituting the Funds to be invested and reinvested in accordance with the provisions of Article XII of the Plan.
               (b)  Limitations; Other Investment Matters.  The investments or reinvestments of the Trust shall not be restricted to such investments or reinvestments as are permissible for trustees generally under any present or future applicable state law, statute, rule of court, or court decision; provided, however:

                    (i) except to the extent permitted by the Act, no Trust assets shall be invested in any "employer real property" as defined in the Act;

                   (ii) the indicia of ownership of any asset of the Trust shall not be maintained outside the jurisdiction of the district courts of the United States; and

                  (iii) neither the Trustee nor any other fiduciary nor the Trust shall engage in any transaction prohib-ited by the Act.

          Subject to the foregoing limitations, the Trustee may cause all or any part of the assets of the Trust, regardless of when contributed, to be commingled with the monies and assets of trusts created by others by causing such Trust assets to be invested as a part of any common trust fund or collective invest-

          ment fund maintained by the Trustee or any affiliate of the Trustee so long as the Trustee or affiliate (as the case may be)

          is a "bank" within the meaning of said term as defined in Section 581 of the Code.

               Further, the Declaration of Trust dated June 15, 1991 as amended from time to time in accordance with the terms thereof,

          executed by NationsBank of Texas, N.A. (formerly NCNB Texas National Bank) ("NationsBank of Texas") and creating the Nations-

          Bank Investment Trust for Employee Benefit Plans, is incorporated herein by reference and is hereby made a part of the Plan.

          Notwithstanding any other provision of the Plan, the Trustee may cause any part or all of the money or other property of the Trust to be commingled with the money or other property of trust created by others by causing such assets to be invested as a part of any one or more of the funds created by said Declaration of Trust, and assets of the Trust so added to any of said funds at any time shall be subject to all of the provisions of said Declaration of Trust, as it is from time to time amended.

          Provided, however, that NationsBank of Texas, as trustee of the NationsBank Investment Trust for Employee Benefit Plans, shall not accept deposits from the Trustee unless and until NationsBank of Texas has received written notice that said trust has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under Section 501(a) of the Code by reason of being part of a plan described in Section 401(a) of the Code.

               The Trustee is also expressly authorized (i) to invest any assets of the Trust in certificates of deposit issued by, or time deposit-open accounts or other accounts or other deposits in, the Trustee or any such affiliate bearing a reasonable rate of interest and (ii) to lend securities owned by the Trust in such amounts or quantities and on such terms and conditions as the

          Trustee shall, in its exclusive discretion, from time to time determine.

               The Trustee may also invest any assets of the Trust in shares of any open-end investment company registered under the

          Investment Company Act of 1940 with respect to which the Trustee (or any affiliate of the Trustee) serves as investment advisor or with respect to which the Trustee (or such affiliate) serves in any other capacity, including without limitation companies maintained under the Nations Fund Family, so long as such investment (in addition to satisfying the investment objectives of the investing Fund) is permitted by the Act and the Code.
               Further, the Declaration of Trust dated July 31, 1991,

          executed by C&S/Sovran Trust Company (Florida), N.A. and the other Trustees thereunder, as heretofore amended and as hereafter amended from time to time in accordance with the terms thereof, and creating the C&S/Sovran Pooled Pension and Profit Sharing

          Trust (the "C&S/Sovran Declaration of Trust"), is incorporated herein by reference and is hereby made a part of the Plan.

          Notwithstanding any other provision of the Plan, the Trustee may cause any part or all of the money or other property of the Trust to be commingled with the money or other property of trust created by others by causing such assets to be invested as part of any one or more of the funds created by the C&S/Sovran Declaration of Trust, and assets of the Trust so added to any of said funds at any time shall be subject to all of the provisions of the C&S/Sovran Declaration of Trust, as it is from time to time amended. Provided, however, that any trustee under the C&S/Sovran Declaration of Trust, as trustee in that capacity shall not accept deposits from the Trustee unless and until it has received written notice that said trust has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under Section 501(a) of the Code by reason of being part of a plan described in Section 401(a) of the Code.

               Further, the instrument dated May 23, 1989, executed by Sovran Bank/Central South, as heretofore amended and as hereafter amended from time to time in accordance with the terms thereof, and creating the Sovran Bank/Central South Group Trust for

          Employee Benefit Plans (the "Group Trust"), is incorporated herein by reference and is hereby made a part of the Plan.

          Notwithstanding any other provision of the Plan, the Trustee may cause any part or all of the money or other property of the Trust to be commingled with the money or other property of trust created by others by causing such assets to be invested as part of any one or more of the funds created by the Group Trust, and assets of the Trust so added to any of said funds at any time shall be subject to all of the provisions of the Group Trust, as it is from time to time amended. Provided, however, that any trustee under the Group Trust, as trustee in that capacity shall not accept deposits from the Trustee unless and until it has received written notice that said trust has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under Section 501(a) of the Code by reason of being part of a plan described in Section 401(a) of the

          Code.
               SECTION 3.3.  TRANSFERS BETWEEN FUNDS.  Amounts may be

          transferred between and among the Funds or between the ESOP Trust to this Trust as only as provided in the Plan.

                                      ARTICLE IV
                                  DUTIES AND POWERS

               SECTION 4.1.  DUTIES.
               (a)  General.  The Trustee shall have the powers, duties and responsibilities specifically or by necessary implication set forth in this Investment Trust Agreement including, without limitation, the following:
                    (i) to manage and control the assets of the Trust pursuant to the Plan and this Investment Trust Agree-ment and to prepare and submit the financial informa-tion with respect to said assets (including the valua-tions thereof) agreed to between the Trustee and the

               Committee or required to be furnished to the Committee, any Participant and Beneficiary or any regulatory authority under the Act;

                   (ii)  to make distributions from the Trust in
               accordance with the directions of the Committee under the Plan; and

                  (iii) to receive, hold, manage, convert, sell, exchange, invest, reinvest, disburse, distribute or otherwise deal with all of the assets now or hereafter held by the Trustee, together with all contributions by the Participating Employers to the Trust and the income and gains therefrom, in the manner and for the uses and purposes provided in this Investment Trust Agreement.

          All requests, directions, requisitions for monies, certifications and instructions by the Committee to the Trustee shall be in writing, signed by such person or persons as may be designated from time to time by the Committee, and the Trustee shall act and shall be fully protected in acting in accordance with such requests, directions, requisitions, certifications and instruc-

          tions. The Committee need not specify the application to be made of any monies, and the Trustee shall be fully protected in making payments of monies upon requisition of the Committee and shall be charged with no responsibility whatsoever respecting the applica-

          tion of such monies or for the administration of the Plan. The Committee shall furnish certificates evidencing the appointment and termination of office of the members of the Committee and the designation of the person or persons authorized to act on behalf of the Committee (together with a specimen of the signature of any person who is not a member of the Committee), and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certificates as evidence of the identity and authority of the persons as disclosed thereby.
               (b)  Limitation.  Except to the extent provided in this

          Investment Trust Agreement or the Plan and as otherwise required by applicable law, the Trustee shall not be responsible for the administration of the Plan nor for the acts or omissions of any other fiduciary (or agent thereof) with respect to the Plan unless:

                    (i) the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach of trust;

                   (ii) by the Trustee's breach of fiduciary duty in the administration of its specific responsibilities, the Trustee enables such other fiduciary to commit a breach of trust; or

                  (iii) the Trustee has knowledge of a breach of trust by another fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach of trust.

               SECTION 4.2. POWERS OF TRUSTEE. The Trustee, in addition to and not in modification of or limitation of all its common law and statutory authority, subject to the provisions and limita-tions provided in this Investment Trust Agreement, shall have the following powers with regard to all property which shall at any time and from time to time form part of the principal or income of the Trust:
                    (i) to sell, exchange, convey, transfer, borrow, mortgage, pledge, lease (with or without option to purchase and whether or not such lease may extend beyond the term of the Trust), or otherwise dispose of the same, without the approval of any court and without obligation upon any person dealing with the Trustee to see to the application of any money or other property delivered to it;

                   (ii) to purchase, or subscribe for, any securities or other property and to retain the same in the Trust;

                  (iii) to sell at public or private sale, for cash or upon credit, with or without security, and upon such other terms and conditions as the Trustee may consider advisable, or otherwise to dispose of any property, both real and personal, tangible or intangible, in which the Trust may from time to time be invested; and to grant options to purchase any of the stock or secu-rities in which the Trust may be invested from time to time and to acquire options to purchase stock or secu-rities identical to those for which the Trustee has previously granted an option to purchase;

                   (iv) subject to the provisions of Section 4.3, to vote any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affect-ing corporate securities; and generally to exercise any or all of the powers of an owner with respect to stocks, bonds, securities or other property held as a part of the Trust;

                    (v) for convenience of administration, or to facilitate transfers of securities, to cause any stocks, securities or other property, including real property at any time held by the Trustee to be regis-tered or held in the name of the Trustee or of the nominee or nominees of the Trustee without disclosure of the Trust or to take and keep any securities unre-gistered in such form that they will pass by delivery, but no such registration or holdings shall relieve the Trustee from responsibility for the acts of any nominee or nominees selected by it, or from its responsibility for the safe custody of any such stock, securities or other property;

                   (vi) for convenience of administration, to dele-gate to NationsBank of Texas, N.A. or any other Subsid-iary Corporation the authority to hold, as custodian (but not the authority to manage), any stocks, securi-ties or other property, including real property, held in the Trust;

                  (vii) to collect the principal and income of the Trust as the same shall become due and payable and to give binding receipt therefore, and if at any time there shall be a default in the payment of such princi-pal or income, or any part thereof, to take such ac-tion, whether by legal proceedings, compromise or otherwise, as the Trustee, in its discretion, shall deem to be in the best interest of the Trust; any property acquired by the Trustee under judicial sale, or otherwise, in the enforcement or compromise of any such claim or claims, shall be and become a part of the Trust and dealt with as such by the Trustee;

                 (viii) to keep such portion of the Trust in cash as the Trustee may, from time to time, deem to be in the best interest of the Trust, without liability for interest thereon;

                   (ix) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                    (x) to settle and compromise any claims, debts or damages due or owing to or from the Trust, and to commence or defend suits or legal and administrative proceedings;

                   (xi) to employ suitable agents and counsel (who may be counsel for the Participating Employers), and to pay their reasonable compensation and expenses; and

                  (xii) to exercise any and all of the powers set forth in Section 32-27 of the North Carolina General Statutes, which powers are hereby incorporated herein by reference and made a part of the Plan as though fully set out herein.

               SECTION 4.3.  VOTING OF NATIONSBANK COMMON STOCK AND TENDER
          OFFERS.

               (a) Voting of NationsBank Common Stock. The Trustee shall vote all shares of NationsBank Common Stock held by the Trust and credited to each Participant's Accounts in such manner as the Trustee is directed from time to time by the Participant in accordance with the procedures prescribed from time to time by the Committee for such purpose. In the absence of directions from a Participant as to the manner of voting NationsBank Common Stock credited to such Participant's Accounts, the Trustee shall not vote those shares of NationsBank Common Stock credited to the Participant's Accounts.

               (b) Tender Offer. Notwithstanding any other provision of this Investment Trust Agreement, if at any time a tender offer is made to the Trustee for the purchase of any securities issued by NationsBank Corporation, a Participating Employer, or by another

          Subsidiary Corporation, the Trustee may, in the Trustee's discre-tion, take a vote of the Participants in determining whether the tender offer will be accepted. The class of Participants who will be entitled to participate in the vote will be determined by the Trustee in the Trustee's sole discretion; and such class may


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          be limited to the Participants who are employees of the Partici-
          pating Employer whose stock is the subject of the tender offer or it may include a broader class of Participants. The method of determining the number of votes each Participant in the selected class shall be entitled to -- whether one per Participant or one per share of stock subject to the tender offer which is benefi-

          cially owned by the Participant (giving or not giving consider-ation to vested ownership) or some other method -- shall be made by the Trustee in the Trustee's sole discretion. At the time the vote is taken, the Trustee shall publicly state whether the results of the vote alone will determine the Trustee's acceptance or rejection of the tender offer or whether the results will be merely one of the factors in such determination. Since a deci-sion to accept or reject a tender offer often involves many subjective considerations, no one shall be entitled to direct or dispute the discretionary actions taken or not taken by the

          Trustee under the terms of this Section 4.3(b) or to make a claim against the Trustee in respect thereof.

                                      ARTICLE V
                          VALUATION OF ASSETS AND ACCOUNTING

               SECTION 5.1. VALUATION OF ASSETS. All assets of the Plan that are held in this Trust, including the respective assets of the Funds other than the shares of NationsBank Common Stock invested in the NationsBank Common Stock Fund, shall be valued as of each Valuation Date at their then fair market value, and in the absence of a readily ascertainable fair market value, the

          Trustee shall determine the fair market value in accordance with methods consistently followed and uniformly applied. With respect to the Funds other than the NationsBank Common Stock Fund, any increase or decrease in the assets of such Funds as a result of such valuation shall become a part of the Adjustment with respect to such Funds and shall be allocated to the Accounts of Participants as provided in Section 6.1 of the Plan. The shares of NationsBank Common Stock credited to the NationsBank

          Common Stock Fund shall be valued at their Fair Market Value no

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          less frequently than annually and when and as required by the
          Plan or directed by the Committee.

               SECTION 5.2. ACCOUNTINGS. Within sixty (60) days after each Valuation Date the Trustee shall cause a full account of the administration of the Trust during the period since the Valuation Date to be rendered to the Committee and shall furnish to the

          Committee such information as is necessary for the preparation of the statements, returns, reports and information required to be submitted, filed or distributed by the Committee. All records kept by the Trustee relating to its administration of the Trust shall be open to inspection and audit at all reasonable times by any person designated by the Committee.

                                      ARTICLE VI
                                 AMENDMENT AND MERGER

               SECTION 6.1. RESERVATION OF RIGHT TO AMEND AND RESTRICTIONS THEREON. NationsBank, on behalf of the Participating Employers,

          reserves and shall have the right at any time, and from time to time, to amend, modify or alter, in whole or in part, any of the terms and provisions of the Trust and this Investment Trust Agreement, and such amendment may be retroactive to the extent not prohibited by applicable law; provided, however, no amendment shall authorize or permit any part of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries or shall have the effect of revesting in the Participating Employers any part of the assets of the Trust unless such amendment is permitted or required by laws governing qualified plans and such amendment does not affect the status of the Plan as a qualified plan under the Code or the status of the Trust as a tax-exempt trust under the Code.
               SECTION 6.2.  AMENDMENT PROCEDURE.  Any amendment by

          NationsBank shall be effected by an instrument in writing duly executed on behalf of NationsBank and the Trustee by their duly authorized officers, which amendment shall become a part of this Investment Trust Agreement; provided, however, if the Trustee is



                                          15







          unwilling or unable to execute such amendment, it may resign or be removed by NationsBank.

               SECTION 6.3. MERGER OR CONSOLIDATION. The Plan and its Trusts (including the Trust) shall not be merged or consolidated with any other plan and trust, nor shall the assets or liabili-ties of the Plan and its Trusts be transferred to any plan and trust, unless the benefit which each Participant would receive immediately after such merger, consolidation, or transfer if the

          Plan and Trusts had been terminated is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan and Trust had been terminated.

                                     ARTICLE VII
                      RESIGNATION, REMOVAL AND SUCCESSOR TRUSTEE

               SECTION 7.1. RESIGNATION OF TRUSTEE. The Trustee may resign from the Trust at any time by giving sixty (60) days written notice to the Compensation Committee. Upon such resigna-tion becoming effective, the Trustee shall render to the Commit-

          tee a full account of its administration of the Trust during the period following that covered by the last accounting, and the

          Trustee shall perform all acts necessary to transfer and deliver the assets of the Trust and all information and data relating to such administration to its successor.
               SECTION 7.2.  REMOVAL OF TRUSTEE.  The Compensation Commit-

          tee may remove the Trustee at any time upon delivery of sixty
          (60) days prior written notice to the Trustee.  In the event of such removal, the Trustee shall be under the same duties to account and to transfer and deliver the assets of the Trust and all information and data relating to such administration to its successor as provided in case of the Trustee's resignation.

               SECTION 7.3. SUCCESSOR TRUSTEE. In the event of a vacancy in the Trusteeship of the Trust occurring at any time, the

          Compensation Committee shall designate and appoint a qualified successor corporate Trustee of the Trust. Any such successor

          Trustee shall have all the rights and powers and all of the

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          duties and responsibilities herein conferred upon the original
          Trustee.  If a successor Trustee is not appointed within sixty

          (60) days after the Trustee gives notice of its resignation pursuant to Section 7.1, the Trustee may apply to any court of competent jurisdiction for appointment of a successor.
                                     ARTICLE VIII

                       INDEPENDENT AGENT AND ANCILLARY TRUSTEES
               SECTION 8.1.  INDEPENDENT AGENT.  The Trustee may from time to time enter into an agreement with another entity providing for the purchase and sale of NationsBank Common Stock for the Trust through an independent agency. Such agreement shall contain such terms and provisions regarding the actions and duties of such independent agent as shall be mutually agreeable to the Trustee and such agent and not inconsistent with the provisions of the

          Plan and its nature and purposes.
              SECTION 8.2.   ANCILLARY TRUSTEES.  In the event that any

          property in which a legal or beneficial interest is, or may become, a part of the assets of the Plan is situated in a state or states other than the State of North Carolina or the District of Columbia or any possession of the United States, the Trustee,

          in its discretion, may appoint by a written instrument one or more corporate trustee(s) qualified to act in any such other jurisdiction as ancillary trustee (the "Ancillary Trustee") of such property. Any such Ancillary Trustee (which may be

          NationsBank of Texas, N.A. or another affiliate of NationsBank) shall have such of the rights, powers, discretions, responsibili-

          ties and duties as may be delegated to the Ancillary Trustee by the Trustee, and the Trustee shall have the power to so delegate such rights, powers, discretions, responsibilities and duties. Any exercise or discharge of such delegated rights, powers,

          discretions, responsibilities and duties by the Ancillary Trustee shall be subject to any limitations or directions specified by the Trustee in the instrument evidencing the appointment of the Ancillary Trustee. The Ancillary Trustee shall be answerable to the Trustee for all monies, assets or other property entrusted to

                                          17







          it or received by it in connection with the administration of the Plan. The Trustee, in its sole discretion, may remove an Ancil-

          lary Trustee and may appoint a successor Ancillary Trustee at any time or from time to time as to all or any portion of the assets of the Plan. To the extent permitted by the Act and the Code, an Ancillary Trustee shall be entitled to be paid from the assets of the Plan a reasonable fee, commission or compensation for the services rendered to the Plan and, in the discretion of the

          Trustee, shall be reimbursed from the Plan for its reasonable out-of-pocket expenses incurred in connection with the perfor-

          mance of its duties as Ancillary Trustee.
                                      ARTICLE IX

                                    MISCELLANEOUS
               SECTION 9.1.  TRUSTEE COMPENSATION AND EXPENSES.  The

          Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by the Trustee and Participating

          Employers. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees, incurred by it in the administration of the Trust. The Trustee's compen-sation and expenses shall be a charge upon and paid out of the assets of the Trust except to the extent, if any, that the Participating Employers in their discretion pay such compensation expenses themselves. The amount of any such compensation or expenses to be charged to the Trust shall not be charged to the

          Trust until the Trustee has provided the Committee a copy of the invoice, bill or other written statement for such compensation or expenses.
               SECTION 9.2.  TAXES.  The Trustee shall pay out of the Trust all taxes imposed or levied with respect to the Trust or any part thereof, under existing or future laws, and in its discretion may contest the validity or amount of any tax, assessment, claim or demand with respect to the Trust or any part thereof.

               SECTION 9.3. OTHER ADMINISTRATIVE EXPENSES. From time to time in connection with the administration of the Plan, it may be necessary or advisable for the Participating Employers, the Board

                                          18







          of Directors, the Compensation Committee or the Committee to authorize the incurrence of fees of legal counsel and other consultants in connection with the administration and continuance of the Plan. Unless paid by the Participating Employers in their discretion, all such expenses shall be a charge upon and paid out of the assets of the Trust, and the Trustee shall make such payments upon authorization by the Committee.
               SECTION 9.4.  RECORDS.  The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records relating thereto shall be open to inspection by any person or persons designated by the Committee at any reasonable time.

               SECTION 9.5. ACCEPTANCE BY TRUSTEE. The Trustee, by joining in the execution of this Investment Trust Agreement,

          signifies its acceptance of the Trust created hereunder.
               SECTION 9.6.  AGREEMENT BINDING.  This Investment Trust

          Agreement and all amendments hereafter adopted shall be binding upon the parties hereto, their successors and assigns, and upon the Participants and their beneficiaries, heirs, executors, administrators, personal representatives and assigns.

               SECTION 9.7. GENERAL RESTRICTIONS. Neither the Trustee nor any fiduciary with respect to the Plan shall exercise any power,

          make any investment, engage in any act or transaction or take any other action whatever that shall cause or result in:

                    (i) The Trust losing its status as a trust exempt from taxation under the Code;

                   (ii) The Plan losing its status of a qualified plan under Code; or

                  (iii) A transaction which is prohibited in the Trust under the Act.









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               IN WITNESS WHEREOF, NationsBank and the Trustee have execut-
          ed this Investment Trust Agreement as of the day and year first above written.

                                   NATIONSBANK CORPORATION


                                   By:  /s/ Charles D. Loring
                                      Name:  Charles D. Loring
                                      Title:  Senior Vice President

                                   "NATIONSBANK"


                                   NATIONSBANK OF NORTH CAROLINA, N.A.


                                   By:  /s/ G. Scott Harville
                                      Name:  G. Scott Harville
                                      Title:  Vice President

                                   "TRUSTEE"


          C&S/Sovran Corporation ("C&S/Sovran"), the sponsor of the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan (the "C&S/Sovran Plan"), which will merge into The NationsBank Retirement Savings Plan effective January 1, 1993, hereby joins in the execution of this Investment Trust Agreement between NationsBank Corporation and NationsBank of North Carolina, N.A. to evidence C&S/Sovran's agreement and consent to the amendment and restatement herein effective January 1, 1993 of the Investment Trust under the C&S/Sovran Plan to constitute the "Investment Trust" under (and as defined in) The NationsBank Retirement Savings Plan.

                                   C&S/SOVRAN CORPORATION


                                   BY:  /s/ Lawrence E. McCray
                                      Name:  Lawrence E. McCray
                                      Title:  Senior Vice President










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